SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) September 16, 1997
                                                 __________________


                         KING WORLD PRODUCTIONS, INC.
           _____________________________________________________
            (Exact Name of Registrant as Specified in Charter)


      Delaware                   1-9244              13-2565808
___________________________________________________________________
(State or Other Jurisdiction    (Commission       (I.R.S. Employer
of Incorporation)               File Number)    Identification No.)


1700 Broadway, New York, New York                             10019
___________________________________________________________________
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code  (212) 315-4000
                                                    ______________


12400 Wilshire Boulevard, Los Angeles, California             90025
___________________________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.
          _____________

          On September 16, 1997, King World Productions, Inc. (the "Compa-ny"), issued a press release announcing the settlement of its litigation with Sony Pictures Entertainment over the production and distribution of a new version of the game show "Hollywood Squares." Under the terms of the settlement, the Company and Columbia TriStar Television will produce, and the Company will distribute, Hollywood Squares in first-run syndication, for launch as a five-day-a-week strip series premiering in the fall of 1998.

          The Company also announced that it had obtained three-year commitments from eleven CBS owned-and-operated stations to broadcast the series in the access or early fringe time periods through the 2000-2001 broadcast season.

          Copies of the press releases containing the foregoing announce-ments are filed herewith as Exhibits 99.1 and 99.2.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhib-
its.      ________________________________________________________________
____

(c)  Exhibits.

     99.1 Press Release of the Company dated September 16, 1997 concerning the settlement of the Hollywood Squares litigation.

     99.2 Press Release of the Company dated September 16, 1997 concerning the licensing of Hollywood Squares.
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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              KING WORLD PRODUCTIONS, INC.,



                              By:    /s/Steven A. LoCascio
                                  Name: Steven A. LoCascio
                                  Title: Senior Vice President and
                                         Chief Financial Officer



Date:  September 17, 1997
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                             INDEX TO EXHIBITS


Exhibit                  Description
_______                  ___________

99.1 Press Release of the Company dated September 16, 1997 concerning the settlement of the Hollywood Squares litigation.

99.2 Press Release of the Company dated September 16, 1997 concerning the licensing of Hollywood Squares.